UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2019

Fortem Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52645	20-4119257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1020, 909 11th Avenue SW, Calgary, Alberta T2R 0E7

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403.241.8912

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 11, 2019, we determined that the following financial statements of our company should not be relied upon:

●	Unaudited financial statements included in our quarterly report on Form 10-Q/A for the quarterly period ended May 31, 2017, filed on January 29, 2018 on SEDAR and on January 30, 2018 on EDGAR;

●	Unaudited financial statements included in our quarterly report on Form 10-Q/A for the quarterly period ended August 31, 2017, filed on January 29, 2018 on SEDAR and on January 30, 2018 on EDGAR;

●	Unaudited financial statements included in our quarterly report on Form 10-Q for the quarterly period ended November 30, 2017, filed on January 29, 2018 on SEDAR and on January 31, 2018 on EDGAR;

●	Audited financial statements included in our annual report on Form 10-K for the year ended February 28, 2018, filed on June 28, 2018 on EDGAR and SEDAR;

●	Audited financial statements included in our annual report on Form 10-K/A for the year ended February 28, 2018, filed on July 11, 2018 on EDGAR and on July 12, 2018 on SEDAR;

●	Unaudited financial statements included in our quarterly report on Form 10-Q for the quarterly period ended May 31, 2018, filed on July 16, 2018 on EDGAR and SEDAR;

●	Unaudited financial statements included in our quarterly report on Form 10-Q for the quarterly period ended August 31, 2018, filed on October 10, 2018 on EDGAR and SEDAR; and

●	Unaudited financial statements included in our quarterly report on Form 10-Q for the quarterly period ended November 30, 2018, filed on January 9, 2019 on EDGAR and SEDAR.

Following consultation with our financial advisors and former independent registered public accounting firm, Dale Matheson Carr-Hilton LaBonte LLP, Chartered Financial Accountants (“DMCL”), we determined that we incorrectly reported that four companies, including Colony Energy, LLC, Black Dragon Energy, LLC, Rolling Rock Resources, LLC and City of Gold, LLC, which were acquired by our company between March 1 and May 31, 2017, were not “variable interest entities”, when they should have been reported as such.

In addition, certain shares issued for consulting fees and oil and gas property acquisitions were valued at private placement price instead of the quoted market value.

As a result of the revisions to our accounting treatment as discussed above, we anticipate filing amended quarterly reports on Form 10-Q and an amended annual report on Form 10-K for the periods affected by August 9, 2019.

Although our audit committee and board of directors did not discuss the matters disclosed in this current report on Form 8-K with our former independent registered public accounting firm, DMCL, our Chief Operating Officer has discussed these matters with DMCL.

Item 8.01 Other Events

A copy of our press release dated July 12, 2019 is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated July 12, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTEM RESOURCES INC.

By:

/s/ “Michael Caetano”
Michael Caetano
Chief Operating Officer

Date: July 15, 2019

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